DISPOSITIONS	6 Months Ended
Jun. 30, 2022
Disposal Of Noncurrent Assets [Abstract]
DISPOSITIONS	DISPOSITIONS
(a)Dispositions completed in the three and six months ended June 30, 2022
For the three and six months ended June 30, 2022, the partnership did not recognize any net gains or losses on dispositions in the unaudited interim condensed consolidated statements of operating results.
For the three months ended June 30, 2022, the partnership realized proceeds from the disposition of an investment in securities measured at FVOCI. The realized proceeds of $19 million related to these securities was recorded in gain (loss) on acquisitions/dispositions, net recorded in equity in the business services segment measure of profit or loss, refer to Note 23.
(b)Dispositions completed in the three and six months ended June 30, 2021
For the three and six months ended June 30, 2021, the partnership recognized a net gain on dispositions of $16 million and $1,823 million, respectively, primarily related to the transactions described below.
On January 14, 2021, the partnership, together with institutional partners, sold 20 million common shares of its investment in its graphite electrode operations as part of a block trade transaction for total proceeds of $214 million. The transaction decreased the partnership’s voting interest in the investment to 48% but did not result in a loss of control. The partnership recorded a pre-tax gain of $239 million in the unaudited interim condensed consolidated statements of changes in equity, of which $82 million attributable to the partnership was recorded in gain (loss) on acquisitions/dispositions, net recorded in equity in the industrials segment measure of profit or loss, refer to Note 23.
On March 1, 2021, the partnership, together with institutional partners, sold an additional 30 million common shares of its graphite electrode operations as part of a block trade for total proceeds of $350 million, which decreased the partnership’s voting interest to 37% and resulted in the deconsolidation of its investment. The partnership retained significant influence and continued to account for its 13% economic ownership in the investment using the equity method. As a result of the loss of control, a pre-tax gain of $1,764 million was recorded in the unaudited interim condensed consolidated statements of operating results. The partnership’s share of the total pre-tax gain recorded in gain (loss) on acquisitions/dispositions was $609 million. The gain on deconsolidation was calculated as the fair value of the interest retained by the partnership, together with institutional investors, in shares of the investment, cash proceeds received on the sale of shares to third parties, net of the derecognition of net assets and non-controlling interests in the graphite electrode operations.
In May 2021, the partnership sold 11.3 million common shares of its graphite electrode operations through two block trade transactions for pre-tax proceeds of approximately $150 million. The transactions decreased the partnership’s economic ownership to 8%. The partnership recorded a pre-tax gain of $5 million in the unaudited interim condensed consolidated statements of operating results.
Additionally, the partnership recognized a pre-tax gain of $41 million in the first quarter of 2021 from the disposition of a portion of the partnership’s investment in public securities. The prior period unrealized fair value changes of $169 million related to these securities were recorded in gain (loss) on acquisitions/dispositions, net recorded in equity in the industrials segment measure of profit of loss.